News Release
Investor Contact: Joseph Krocheski, Joseph.Krocheski@molinahealthcare.com, 562-549-4100
Media Contact: Caroline Zubieta, Caroline.Zubieta@molinahealthcare.com, 562-951-1588

Molina Healthcare Reports Fourth Quarter and Year-End 2023 Financial Results
Introduces Full Year 2024 Revenue and Earnings Guidance

Long Beach, Calif, February 7, 2024 – Molina Healthcare, Inc. (NYSE: MOH) (the “Company”) today reported fourth quarter 2023 GAAP earnings per diluted share of $3.70 and adjusted earnings per diluted share of $4.38. The Company also reported full year 2023 GAAP earnings per diluted share of $18.77 and adjusted earnings per diluted share of $20.88. Financial results are summarized below:

	Three months ended		Year ended
	December 31,		December 31,
	2023	2022	2023	2022

(In millions, except per-share results)
Premium Revenue	$8,362	$7,917	$32,529	$30,883
Total Revenue	$9,048	$8,223	$34,072	$31,974

GAAP:
Net Income	$216	$56	$1,091	$792
EPS – Diluted	$3.70	$0.96	$18.77	$13.55
Medical Care Ratio (MCR)	89.1%	88.3%	88.1%	88.0%
G&A Ratio	7.1%	7.6%	7.2%	7.2%
After-tax Margin	2.4%	0.7%	3.2%	2.5%

Adjusted:
Net Income	$255	$240	$1,213	$1,048
EPS – Diluted	$4.38	$4.10	$20.88	$17.92
G&A Ratio	7.0%	7.5%	7.2%	7.1%
After-tax Margin	2.8%	2.9%	3.6%	3.3%

See the Reconciliation of Unaudited Non-GAAP Financial Measures at the end of this release.

Full Year Highlights
•As of December 31, 2023, the Company served approximately 5.0 million members.
•Premium revenue was approximately $32.5 billion for the full year 2023, an increase of 5% year over year.
•GAAP net income was $18.77 per diluted share for the full year 2023, an increase of 39% year over year.
•Adjusted net income was $20.88 per diluted share for the full year 2023, an increase of 17% year over year.
•The Company issued its full year 2024 earnings guidance with expected premium revenue of approximately $38 billion and adjusted earnings of at least $23.50 per diluted share.

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Molina Healthcare, Inc. Reports Fourth Quarter and Year-End 2023 Financial Results

February 7, 2024

“We are very pleased with our fourth quarter and full year results,” said Joseph Zubretsky, President and Chief Executive Officer. “Our 2023 performance reflects the successful execution of our growth strategy which positions us to achieve sustainable and profitable growth in 2024 and beyond.”

Premium Revenue
Premium revenue was approximately $32.5 billion for the full year 2023, an increase of 5% year over year. The higher premium revenue reflects the impact of acquisitions and new RFP wins, partially offset by Medicaid redeterminations.

Net Income
GAAP net income for the full year 2023 was $18.77 per diluted share, an increase of 39% year over year. Adjusted net income for the full year 2023 was $20.88 per diluted share, an increase of 17% year over year.

Medical Care Ratio (MCR)
•The consolidated MCR for the full year 2023 was 88.1%, consistent with expectation and in line with the Company’s long-term target range.
•The Medicaid MCR for the full year 2023 was 88.7%, in line with the Company’s expectation and long-term target range. The full year MCR includes the moderate impact from the net effect of redetermination acuity shifts and risk corridors, as well as the impact of new store additions which typically run above portfolio average in the first year.
•The Medicare MCR for the full year 2023 was 90.7%, above the Company’s long‑term target range, reflecting higher utilization of supplemental benefits, in-home services, and high-cost drugs throughout the year.
•The Marketplace MCR for the full year 2023 was 75.3%, below the Company’s long-term target range, reflecting the success of the Company’s product and pricing strategy to return the business to target margins.

General and Administrative Expense Ratio
The G&A ratio and the adjusted G&A ratio for the full year 2023 were both 7.2%, reflecting continued cost discipline and new business implementation spending throughout the year relating to new contract wins.

Balance Sheet
Cash and investments at the parent company were $742 million as of December 31, 2023 compared to $375 million as of December 31, 2022.
Days in claims payable at December 31, 2023 was 50.

Cash Flow
Operating cash flow for the year ended December 31, 2023 was $1,662 million, compared to $773 million for the year ended December 31, 2022. The increase in 2023 cash flow was due to the growth in operations and net earnings from organic and new RFP starts and acquisitions, accompanied by the net impact of timing differences in government receivables and payables.

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Molina Healthcare, Inc. Reports Fourth Quarter and Year-End 2023 Financial Results

February 7, 2024
2024 Guidance
Premium revenue for the full year is expected to be approximately $38 billion, an increase of approximately 17% from the full year 2023.
The Company expects its full year adjusted earnings per share in 2024 to be at least $23.50 per share, representing approximately 13% growth over the full year 2023.
Guidance reflects the continued realization of embedded earnings and underlying organic growth. Guidance metrics are summarized below:

Full Year 2024 Guidance
Premium Revenue	$38.0B
Total Revenue	$39.6B
GAAP Net Income	$1,278M
Adjusted Net Income	$1,366M
GAAP EPS – Diluted	>$22.00
Adjusted EPS – Diluted	>$23.50
Diluted weighted average shares	58.1M

Year End Total Membership	5.7M
Medicaid	5.1M
Medicare	270K
Marketplace	370K

MCR	88.2%
GAAP G&A Ratio	7.1%
Adjusted G&A Ratio	7.0%
Effective Tax Rate	25.7%
GAAP After-tax Margin	3.2%
Adjusted After-tax Margin	3.4%

See the Reconciliations of Unaudited Non-GAAP Financial Measures at the end of this release.

Conference Call
Management will host a conference call and webcast to discuss Molina Healthcare’s fourth quarter and year ended December 31, 2023 results at 8:00 a.m. Eastern Time on Thursday, February 8, 2024. The number to call for the interactive teleconference is (877) 883-0383 and the confirmation number is 4221213. A telephonic replay of the conference call will be available through Thursday, February 15, 2024, by dialing (877) 344-7529 and entering confirmation number 3687293. A live audio broadcast of this conference call will be available on Molina Healthcare’s website, molinahealthcare.com. A 30-day online replay will be available approximately an hour following the conclusion of the live broadcast.

About Molina Healthcare
Molina Healthcare, Inc., a FORTUNE 500 company, provides managed healthcare services under the Medicaid and Medicare programs and through the state insurance marketplaces. For more information about Molina Healthcare, please visit molinahealthcare.com.

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Molina Healthcare, Inc. Reports Fourth Quarter and Year-End 2023 Financial Results

February 7, 2024
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This earnings release and the Company’s accompanying oral remarks contain forward-looking statements. The Company intends such forward-looking statements to be covered under the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements provide current expectations of future events based on certain assumptions, and all statements other than statements of historical fact contained in this earnings release and the Company’s accompanying oral remarks may be forward-looking statements. In some cases, you can identify forward-looking statements by words such as “guidance,” “future,” “anticipates,” “believes,” “embedded,” “estimates,” “expects,” “growth,” “intends,” “plans,” “predicts,” “projects,” “will,” “would,” “could,” “can,” “may,” or the negative of these terms or other similar expressions. Forward-looking statements contained in this earnings release include, but are not limited to, statements regarding its 2024 guidance, expectations with respect to continued realization of embedded earnings and underlying organic growth, and our management’s plans and objectives for future operations and business strategy.
Actual results could differ materially due to numerous known and unknown risks and uncertainties. These risks and uncertainties are discussed under the headings “Forward-Looking Statements,” and “Risk Factors,” in the Company’s Annual Report on Form 10‑K for the year ended December 31, 2022, which is on file with the U.S. Securities and Exchange Commission (the “SEC”), and in the Company’s other filings with the SEC, including its Quarterly Reports on Form 10-Q for the periods ended March 31, 2023, June 30, 2023, and September 30, 2023, which are on file with the SEC, and its Annual Report on Form 10-K for the year ended December 31, 2023, to be filed with the SEC.
These reports can be accessed under the investor relations tab of the Company’s website or on the SEC’s website at sec.gov. Given these risks and uncertainties, the Company can give no assurances that its forward-looking statements will prove to be accurate, or that any other results or developments projected or contemplated by its forward-looking statements will in fact occur, and the Company cautions investors not to place undue reliance on these statements. All forward-looking statements in this release represent the Company’s judgment as of February 7, 2024, and, except as otherwise required by law, the Company disclaims any obligation to update any forward-looking statement to conform the statement to actual results or changes in its expectations.
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Molina Healthcare, Inc. Reports Fourth Quarter and Year-End 2023 Financial Results

February 7, 2024
MOLINA HEALTHCARE, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022

	(In millions, except per-share amounts)
Revenue:
Premium revenue	$8,362	$7,917	$32,529	$30,883
Premium tax revenue	552	227	1,069	873
Investment income	114	61	394	143
Other revenue	20	18	80	75
Total revenue	9,048	8,223	34,072	31,974
Operating expenses:
Medical care costs	7,454	6,992	28,669	27,175
General and administrative expenses	645	629	2,462	2,311
Premium tax expenses	552	227	1,069	873
Depreciation and amortization	43	47	171	176
Impairment	—	208	—	208
Other	38	15	128	58
Total operating expenses	8,732	8,118	32,499	30,801
Operating income	316	105	1,573	1,173
Other expenses, net:
Interest expense	27	27	109	110
Total other expenses, net	27	27	109	110
Income before income tax expense	289	78	1,464	1,063
Income tax expense	73	22	373	271
Net income	$216	$56	$1,091	$792

Net income per share – Diluted	$3.70	$0.96	$18.77	$13.55

Diluted weighted average shares outstanding	58.2	58.4	58.1	58.5

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Molina Healthcare, Inc. Reports Fourth Quarter and Year-End 2023 Financial Results

February 7, 2024
MOLINA HEALTHCARE, INC.
CONSOLIDATED BALANCE SHEETS

	December 31,
	2023	2022
	Unaudited
	(Dollars in millions, except per-share amounts)
ASSETS
Current assets:
Cash and cash equivalents	$4,848	$4,006
Investments	4,259	3,499
Receivables	3,104	2,302
Prepaid expenses and other current assets	331	277
Total current assets	12,542	10,084
Property, equipment, and capitalized software, net	270	259
Goodwill and intangible assets, net	1,449	1,390
Restricted investments	261	238
Deferred income taxes, net	227	220
Other assets	143	123
Total assets	$14,892	$12,314

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Medical claims and benefits payable	$4,204	$3,528
Amounts due government agencies	2,294	2,079
Accounts payable, accrued liabilities and other	1,252	889
Deferred revenue	418	359
Total current liabilities	8,168	6,855
Long-term debt	2,180	2,176
Finance lease liabilities	205	215
Other long-term liabilities	124	104
Total liabilities	10,677	9,350
Stockholders’ equity:
Common stock, $0.001 par value, 150 million shares authorized; outstanding: 58 million shares at each of December 31, 2023, and December 31, 2022	—	—
Preferred stock, $0.001 par value; 20 million shares authorized, no shares issued and outstanding	—	—
Additional paid-in capital	410	328
Accumulated other comprehensive loss	(82)	(160)
Retained earnings	3,887	2,796
Total stockholders’ equity	4,215	2,964
Total liabilities and stockholders’ equity	$14,892	$12,314

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Molina Healthcare, Inc. Reports Fourth Quarter and Year-End 2023 Financial Results

February 7, 2024
MOLINA HEALTHCARE, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended
	December 31,
	2023	2022

	(In millions)
Operating activities:
Net income	$1,091	$792
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	171	176
Deferred income taxes	(31)	(66)
Share-based compensation	115	103
Impairment	—	208
Other, net	2	8
Receivables	(778)	(95)
Prepaid expenses and other current assets	(69)	(124)
Medical claims and benefits payable	580	153
Amounts due government agencies	196	(428)
Accounts payable, accrued liabilities and other	328	55
Deferred revenue	59	(11)
Income taxes	(2)	2
Net cash provided by operating activities	1,662	773
Investing activities:
Purchases of investments	(1,433)	(1,913)
Proceeds from sales and maturities of investments	772	1,398
Net cash paid in business combinations	(3)	(134)
Purchases of property, equipment, and capitalized software	(84)	(91)
Other, net	4	(50)
Net cash used in investing activities	(744)	(790)
Financing activities:
Common stock withheld to settle employee tax obligations	(60)	(54)
Common stock purchases	—	(400)
Contingent consideration liabilities settled	—	(20)
Other, net	2	33
Net cash used in financing activities	(58)	(441)
Net increase (decrease) in cash, cash equivalents, and restricted cash and cash equivalents	860	(458)
Cash, cash equivalents, and restricted cash and cash equivalents at beginning of period	4,048	4,506
Cash, cash equivalents, and restricted cash and cash equivalents at end of period	$4,908	$4,048

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Molina Healthcare, Inc. Reports Fourth Quarter and Year-End 2023 Financial Results

February 7, 2024
MOLINA HEALTHCARE, INC.
UNAUDITED SEGMENT DATA
(Dollars in millions)

	December 31,
	2023	2022
Ending Membership by Segment:
Medicaid	4,542,000	4,754,000
Medicare	172,000	156,000
Marketplace	281,000	348,000
Total	4,995,000	5,258,000

	Three Months Ended December 31,
	2023			2022
	Premium Revenue	Medical Margin	MCR (1)	Premium Revenue	Medical Margin	MCR (1)

Medicaid	$6,782	$731	89.2%	$6,421	$813	87.3%
Medicare	1,057	71	93.3	948	77	91.8
Marketplace	523	106	79.8	548	35	93.8
Consolidated	$8,362	$908	89.1%	$7,917	$925	88.3%

	Year Ended December 31,
	2023			2022
	Premium Revenue	Medical Margin	MCR (1)	Premium Revenue	Medical Margin	MCR (1)

Medicaid	$26,327	$2,973	88.7%	$24,827	$2,981	88.0%
Medicare	4,179	388	90.7	3,795	437	88.5
Marketplace	2,023	499	75.3	2,261	290	87.2
Consolidated	$32,529	$3,860	88.1%	$30,883	$3,708	88.0%

(1)The MCR represents medical costs as a percentage of premium revenue.

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Molina Healthcare, Inc. Reports Fourth Quarter and Year-End 2023 Financial Results

February 7, 2024
MOLINA HEALTHCARE, INC.
CHANGE IN MEDICAL CLAIMS AND BENEFITS PAYABLE
(Dollars in millions)

The Company’s claims liabilities include additional reserves to account for moderately adverse conditions based on historical experience and other factors including, but not limited to, variations in claims payment patterns, changes in utilization and cost trends, known outbreaks of disease, and large claims. The Company’s reserving methodology is consistently applied across all periods presented. The amounts displayed for “Components of medical care costs related to: Prior year” represent the amounts by which the original estimates of claims and benefits payable at the beginning of the year were more than the actual liabilities based on information (principally the payment of claims) developed since those liabilities were first reported. The following table presents the components of the change in medical claims and benefits payable for the periods indicated:

	Year Ended
	December 31,
	2023	2022

	Unaudited
Medical claims and benefits payable, beginning balance	$3,528	$3,363
Components of medical care costs related to:
Current year	29,096	27,459
Prior year	(427)	(284)
Total medical care costs	28,669	27,175
Payments for medical care costs related to:
Current year	25,615	24,345
Prior year	2,734	2,670
Total paid	28,349	27,015
Acquired balances, net of post-acquisition adjustments	96	12
Change in non-risk and other provider payables	260	(7)
Medical claims and benefits payable, ending balance	$4,204	$3,528

Days in Claims Payable (1)	50	47

__________________
(1)The Company calculates Days in Claims Payable using claims incurred but not paid, or IBNP, and other fee-for-service payables included in medical claims and benefits payable, and quarterly fee-for-service related costs included in medical care costs within the Company’s consolidated financial statements.

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Molina Healthcare, Inc. Reports Fourth Quarter and Year-End 2023 Financial Results

February 7, 2024
MOLINA HEALTHCARE, INC.
RECONCILIATION OF UNAUDITED NON-GAAP FINANCIAL MEASURES
(In millions, except per diluted share amounts)

The Company believes that certain non-GAAP (generally accepted accounting principles) financial measures are useful supplemental measures to investors in comparing the Company’s performance to the performance of other public companies in the health care industry. The non-GAAP financial measures are also used internally to enable management to assess the Company’s performance consistently over time. These non-GAAP financial measures, presented below, should be considered as supplements to, and not as substitutes for or superior to, GAAP measures.
Adjustments represent additions and deductions to GAAP net income as indicated in the table below, which include the non-cash impact of amortization of acquired intangible assets, acquisition-related expenses, and the impact of certain expenses and other items that management believes are not indicative of longer-term business trends and operations.
Adjusted G&A Ratio represents the GAAP G&A ratio, recognizing adjustments.
Adjusted net income represents GAAP net income recognizing the adjustments, net of tax. The Company believes that adjusted net income is helpful to investors in assessing the Company’s financial performance.
Adjusted net income per diluted share represents adjusted net income divided by weighted average common shares outstanding on a fully diluted basis.
Adjusted after-tax margin represents adjusted net income, divided by total revenue.

	Three Months Ended December 31,				Year Ended December 31,
	2023		2022		2023		2022
	Amount	Per Diluted Share	Amount	Per Diluted Share	Amount	Per Diluted Share	Amount	Per Diluted Share
GAAP Net income	$216	$3.70	$56	$0.96	$1,091	$18.77	$792	$13.55
Adjustments:
Amortization of intangible assets	$22	$0.37	$21	$0.35	$85	$1.47	$77	$1.32
Acquisition-related expenses (1)	3	0.05	11	0.18	7	0.12	49	0.83
Impairment	—	—	208	3.57	—	—	208	3.56
Other (2)	27	0.47	—	—	68	1.17	—	—
Subtotal, adjustments	52	0.89	240	4.10	160	2.76	334	5.71
Income tax effect	(13)	(0.21)	(56)	(0.96)	(38)	(0.65)	(78)	(1.34)
Adjustments, net of tax	39	0.68	184	3.14	122	2.11	256	4.37
Adjusted net income	$255	$4.38	$240	$4.10	$1,213	$20.88	$1,048	$17.92

__________________
(1)Reflects non-recurring costs associated with acquisitions, including various transaction and certain integration costs.
(2)The year ended December 31, 2023, reflects a non-recurring credit loss on 2022 Marketplace risk adjustment receivables due to the insolvency of an issuer in the Texas risk pool, non-recurring litigation costs and one-time termination benefits. The year ended December 31, 2022, includes certain non-recurring costs associated with gain on lease termination and disposal of fixed assets.

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Molina Healthcare, Inc. Reports Fourth Quarter and Year-End 2023 Financial Results

February 7, 2024
MOLINA HEALTHCARE, INC.
RECONCILIATION OF UNAUDITED NON-GAAP FINANCIAL MEASURES (CONTINUED)
2024 GUIDANCE

	Amount	Per Diluted Share (2)
GAAP Net income	$1,278	$22.00
Adjustments:
Amortization of intangible assets	94	1.62
Acquisition-related expenses	21	0.35
Subtotal, adjustments	115	1.97
Income tax effect (1)	(27)	(0.47)
Adjustments, net of tax	88	1.50
Adjusted net income	$1,366	$23.50

__________________
(1)Income tax effect calculated at the statutory tax rate of approximately 23.9%.
(2)Computations assume approximately 58.1 million diluted weighted average shares outstanding.
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